As filed with the Securities and Exchange Commission on June 17, 1998
                                                Registration No. 333-29863


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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                 AMENDMENT NO. 2
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                          Agouron Pharmaceuticals, Inc.
             (Exact name of registrant as specified in its charter)

                   California                                    33-0061928
          (State or other jurisdiction                        (I.R.S. Employer
       of incorporation or organization)                    Identification No.)
                              -----------------------

            10350 North Torrey Pines Road, La Jolla, California 92037
                                                         (619) 622-8000
     (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                  Peter Johnson
                      President and Chief Executive Officer
                          AGOURON PHARMACEUTICALS, INC.
            10350 North Torrey Pines Road, La Jolla, California 92037
                                                         (619) 622-8000
           (Name, address, including zip code, and telephone number, including area code, of agent for service)

                             -----------------------

     Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement as determined by the Selling Stockholders.
     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.
     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.
     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.
     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.
     If delivery of the Prospectus is expected to be made pursuant to Rule 434, please check the following box.
                             -----------------------



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





                      WITHDRAWAL OF REGISTRATION STATEMENT.

         Pursuant to the terms of the Registration Statement, and as set forth in the Prospectus which is a part thereof, the Registrant agreed to keep the Registration Statement effective until the earlier to occur of the resale of all of the Shares described in the Prospectus or May 23, 1998. Accordingly, by this Amendment 2 to the Registration Statement, the Registrant hereby withdraws the Registration Statement.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Diego, State of California, on the 17th day of June, 1998.

                          AGOURON PHARMACEUTICALS, INC.

             By:      /s/Gary E.Friedman
                         Gary E.Friedman
                         Corporate Vice President, General Counsel and Secretary

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

            Signature                                       Title                                  Date

     * Peter Johnson                                 President, Chief Executive                June 17, 1998
------------------------------------------
Peter Johnson                                        Officer and Director

     * Steven S. Cowell                              Corporate Vice President, Finance         June 17, 1998
------------------------------------------
Steven S. Cowell                                     and Chief Financial Officer

     /s/ Gary  E. Friedman                           Corporate Vice President, General         June 17, 1998
------------------------------------------
Gary E. Friedman                                     Counsel, Secretary and Director

     * John N. Abelson                               Director                                  June 17, 1998
------------------------------------------
John N. Abelson

     * Patricia M. Cloherty                          Director                                  June 17, 1998
------------------------------------------
Patricia M. Cloherty

     * A.E. Cohen                                    Director                                  June 17, 1998
A.E. Cohen

     * Michael E. Herman                             Director                                  June 17, 1998
------------------------------------------
Michael E. Herman

     * Irving S. Johnson                             Director                                  June 17, 1998
------------------------------------------
Irving S. Johnson

     * Antonie T. Knoppers                           Director                                  June 17, 1998
------------------------------------------
Antonie T. Knoppers

     * Melvin I. Simon                               Director                                  June 17, 1998
------------------------------------------
Melvin I. Simon


*By:   /s/ Gary E. Friedman                                                                    June 17, 1998
           Gary E. Friedman